                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported) April 27, 1994



                      ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

   Delaware                    0-16014                     23-2417713
(State or other              (Commission                  (IRS Employer
jurisdiction of              File Number)               Identification No.)
incorporation)


5 West Third Street - P.O. Box 472, Coudersport, PA                 16915
(Address of principal executive offices)                         (ZIP Code)



       Registrant's telephone number, including area code (814) 274-9830
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Item 5.  Other Events.

     On April 27, 1994, Adelphia Communications Corporation (the "Company") announced that it has extended the Expiration Date of its Exchange Offer with respect to its $150,000,000 9-1/2% Senior Pay-In-Kind Notes Due 2004, due to the closure of financial markets on April 27, 1994 in memory of former President Nixon. The Expiration Date was extended to 5:00 p.m., New York City time on April 29, 1994 from the previous date of 5:00 p.m., New York City time on April 27, 1994. The Company issued a press release, dated April 27, 1994, a copy of which is attached hereto as Exhibit 99.01 and is incorporated by reference herein.
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Item 7.  Financial Statements and Exhibits.

     (c)  The following exhibit is filed as part of this report on Form 8-K:

          Exhibit 99.01 Press Release by Adelphia Communications Corporation dated April 27, 1994.
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  April 27, 1994                   ADELPHIA COMMUNICATIONS CORPORATION
                                        (Registrant)



                                        /s/ Timothy J. Rigas
                                        Timothy J. Rigas
                                        Senior Vice President
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                                 Exhibit Index


Exhibit No.         Description

Exhibit 99.01       Press Release by Adelphia Communications Corporation dated
                    April 27, 1994.